Exhibit 10.39

Innventure Statement of Work

Amendment to Fees

Innventure LLC is contracting with Corporate Development Group LLC for strategic guidance and consulting.

1.	Fees: Corporate Development Group LLC will be paid $25,000 monthly for performing the services. New rate is effective October 1, 2021.

Signature page follows

Innventure Statement of Work Signature Page

Innventure LLC:	Corporate Development Group LLC

Signature	Signature

Gregory w Haskell	John Scott
Name	Name

CEO	Founder and Principal
Title	Title

10/14/2021	10/14/2021
Date	Date